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                                                                  Exhibit 10.29


                             CUBIST PHARMACEUTICALS, INC.

                            REGISTRATION RIGHTS AGREEMENT

    This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of July
18, 1997 by and among (i) Cubist Pharmaceuticals, Inc., a Delaware corporation (the "Company"), (ii) each person listed on Exhibit A attached hereto (collectively, the "Initial Investors" and each individually, an "Initial Investor"), and (iii) each person or entity that subsequently becomes a party to this Agreement upon the due execution and delivery by such person or entity and the Company of an Instrument of Adherence in the form of Exhibit B attached hereto (collectively, the "Investor Transferees" and each individually an "Investor Transferee").

                        W I T N E S S E T H:

    WHEREAS, the Company has agreed to issue and sell to the Initial Investors, and the Initial Investors have agreed to purchase from the Company, shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), all upon the terms and conditions set forth in that certain Stock Purchase Agreement, dated of even date herewith, between the Company and the Initial Investors (the "Stock Purchase Agreement"); and

    WHEREAS, the terms of the Stock Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder, for the Company and the Initial Investors to execute and deliver this Agreement.

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

    1. DEFINITIONS. The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:
    "Board" shall mean the board of directors of the Company.

    "Closing" shall have the meaning ascribed to such term in the Stock Purchase Agreement.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.


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    "Investors" shall mean, collectively, the Initial Investors and the
Investor Transferees, so long as they are holders of any of the Shares.

    "Majority Holders" shall mean, at the relevant time of reference thereto, those Investors holding more than fifty percent (50%) of the Registrable Shares held by all of the Investors at such time.

    "Qualifying Holder" shall have the meaning ascribed thereto in Section 13 hereof.

    "Registrable Shares" shall mean the Shares; provided, however, that the term "Registrable Shares" shall not include (A) any of the Shares that become eligible for resale pursuant to Rule 144 or (B) any of the Shares that become eligible for resale pursuant to Regulation S (it being understood and agreed that any controversy, disagreement or issue between the Company and any Purchaser as to whether any of the Shares has become eligible for resale pursuant to Regulation S will be conclusively resolved in the manner determined by counsel for such Purchaser (which counsel must be experienced in U.S. securities law matters and must be reasonably satisfactory to the Company; it being agreed that Dechert Price & Rhoads shall be deemed to be counsel satisfactory to the Company) in a written legal opinion satisfactory only to such Purchaser, but addressed and delivered to such Purchaser and the Company (it being understood that the Company may rely on such opinion)).

    "Regulation S" shall mean Regulation S promulgated under the Securities Act and any successor or substitute regulation, law or provision.

    "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

    "SEC" shall mean the Securities and Exchange Commission.

    "Section 2 Registration Termination Date" shall mean the first date after the effective date of the Mandatory S-1 Registration Statement on which neither the Mandatory S-1 Registration Statement (as defined in Section 2(a) hereof) nor the Mandatory S-3 Registration Statement (as defined in Section 2(b) hereof) shall be in effect.

    "Securities Act" shall mean the Securities Act of 1933, as amended.

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    "Shares" shall mean those shares of Common Stock purchased by the Initial
Investors from the Company pursuant to the Stock Purchase Agreement.

    2.   MANDATORY REGISTRATION.

    (a) Within thirty (30) days after the date hereof, the Company will prepare and file with the SEC a registration statement on Form S-1 for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, the Initial Investors as selling stockholders thereunder (the "Mandatory S-1 Registration Statement"). The Mandatory S-1 Registration Statement shall permit the Initial Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares. The Company agrees to use commercially reasonable efforts to cause the Mandatory S-1 Registration Statement to become effective as soon as practicable. The Company shall only be required to keep the Mandatory S-1 Registration Statement effective until the earlier of (i) the date when all of the Registrable Shares registered thereunder shall have been sold, (ii) the date on which the Mandatory S-1 Registration Statement is converted into a registration statement on Form S-3 pursuant to
Section 2(b) below or (iii) the first anniversary of the Closing. Thereafter, the Company shall be entitled to withdraw the Mandatory S-1 Registration Statement and the Initial Investors shall have no further right to offer or sell any of the Registrable Shares pursuant to the Mandatory S-1 Registration Statement (or any prospectus relating thereto).

    (b) At any time from and after the date that the Company shall have become eligible to file and use a registration statement on Form S-3, the Company shall be entitled to convert the Mandatory S-1 Registration Statement into a registration statement on Form S-3 (the "Mandatory S-3 Registration Statement"). The Mandatory S-3 Registration Statement shall permit the Initial Investors to offer and sell as selling stockholders, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares that were not previously sold pursuant to the Mandatory S-1 Registration Statement. The Company shall only be required to keep the Mandatory S-3 Registration Statement effective until the earlier of (i) the date when all of the Registrable Shares registered thereunder shall have been sold or (ii) the first anniversary of the Closing. Thereafter, the Company shall be entitled to withdraw the Mandatory S-3 Registration Statement and the Initial Investors shall have no further right to offer or sell any of the

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Registrable Shares pursuant to the Mandatory S-3 Registration Statement (or any prospectus relating thereto).

    (c) The right of the Initial Investors to offer or sell any of the Registrable Shares pursuant to the Mandatory S-1 Registration Statement (or any prospectus relating thereto) shall be suspended during the period commencing on the date the Company sends written notice to the Initial Investors informing them that it will begin the process of converting the Mandatory S-1 Registration Statement into the Mandatory S-3 Registration Statement pursuant to Section 2(b) above and ending as soon as practicable but in no event later than forty five
(45) days thereafter, unless within such forty-five day period the Mandatory S-1 Registration Statement shall have been converted into the Mandatory S-3 Registration Statement, in which case the right of the Initial Investors to sell any of the Registrable Shares pursuant to the Mandatory S-1 Registration Statement (or any prospectus relating thereto) shall forever terminate. The limitations imposed by the immediately preceding sentence on the rights of the Initial Investors to sell any of the Registrable Shares pursuant to the Mandatory S-1 Registration Statement (or any prospectus relating thereto) shall be in addition to, and not in lieu of, the limitations imposed by Section 2(a) and Section 5(d) hereof on such rights.

    (d) No registration under this Section 2, whether pursuant to the Mandatory S-1 Registration Statement or the Mandatory S-3 Registration Statement, shall be underwritten unless the Company shall otherwise elect in its sole and absolute discretion.

    3. "PIGGYBACK REGISTRATION". If, at any time after the Section 2 Registration Termination Date, the Company proposes to register any of its Common Stock under the Securities Act, whether as a result of a primary or secondary offering of Common Stock or pursuant to registration rights granted to holders of other securities of the Company (but excluding in all cases any registration pursuant to Sections 2 or 4 hereof or any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms), the Company shall, each such time, give to the Investors written notice of its intent to do so. Upon the written request of any Investor given within 30 days after the giving of any such notice by the Company, the Company shall use commercially reasonable efforts to cause to be included in such registration the Registrable Shares of such selling Investor, to the extent requested to be registered; provided that (i) the number of Registrable Shares proposed to be sold by such selling Investor is equal to at least ten percent (10%) of the total number of Registrable Shares then held by such selling Investor, (ii) such selling Investor agrees to sell those of its Registrable Shares to be included in

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such registration in the same manner and on the same terms and conditions as the other shares of Common Stock which the Company proposes to register, and
(iii) if the registration is to include shares of Common Stock to be sold for the account of the Company, the proposed managing underwriter does not advise the Company that in its opinion the inclusion of such selling Investor's Registrable Shares (without any reduction in the number of shares to be sold for the account of the Company) is likely to affect adversely the success of the offering or the price the Company would receive for any shares of Common Stock offered by it pursuant thereto, in which case the rights of such selling Investor shall be as provided in Section 8 hereof.

    4.   FORM S-3 REGISTRATION.

    (a) Registration Upon Request; Limitations. In the event that, at any time or from time to time after the Section 2 Registration Termination Date, the Company shall receive from any Investor or Investors a written request or requests that the Company effect a registration on Form S-3, or any successor or substitute form, with respect to all or a part of the Registrable Shares owned by such Investor or Investors, then the Company will promptly give written notice of the proposed registration and the Investor's or Investors' request therefor to all other Investors, and, as soon as practicable, use commercially reasonable efforts to effect such registration of all or such portion of such Investor's or Investors' Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any other Investor or Investors joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall have no obligation under this Section 4(a) to effect any registration requested by any Investor or Investors if the Company has previously given a notice of the type specified in
Section 3 hereof or this Section 4(a) and the Company is, at the time such registration is requested by such Investor or Investors, continuing to pursue the registration referred to in such notice or if the registration referred to in such notice is then effective; and provided, further, that the obligations of the Company under this Section 4(a) shall be subject to the limitations set forth in Sections 4(c), 4(d) and 4(e) below. The Company may include in any registration pursuant to Section 4(a) hereof additional shares of Common Stock for sale for its own account or for the account of any other person. No registration under this Section 4(a) shall be underwritten unless the Company shall otherwise elect in its sole and absolute discretion.

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    (b)  Selection of Underwriters.  If a registration pursuant to Section 4(a)
hereof involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company.

    (c) Limitation on Number of Registrations. The Company shall not be required to effect more than three (3) registrations during any calendar year pursuant to the provisions of Section 4(a) hereof.

    (d)  Limitation on Company's Obligation.  Notwithstanding anything in this
Section 4 to the contrary, but in all events subject to the provisions of
Section 4(f) hereof, the Company shall not be obligated to effect any registration pursuant to this Section 4:

                   (1) if such Investor or Investors request registration pursuant to this Section 4 at any time prior to the Section 2 Registration Termination Date;

                   (2) if Form S-3, or any successor or substitute form, is not then available for the registration of such Registrable Shares proposed to be sold and distributed by such Investor or Investors;

                   (3) if such Investor or Investors, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Shares and such other securities (if any) at an aggregate price to the public of less than $1,000,000; or

                   (4) if the Company shall furnish to the Investors a certificate signed by the President and Chief Executive Officer of the Company stating that the Board has made the good faith determination that a registration would require premature disclosure of material, nonpublic information concerning the Company, its business or prospects, that such premature disclosure would be materially adverse to the Company and that it is therefore essential to defer such registration, then the Company shall have the right to defer such registration for a period of not more than 90 days after receipt of the request from such Investors; provided, however, that the Company may not utilize this right more than once with respect to each registration made pursuant to, and in accordance with, Section 4(a) hereof and provided, further, however, that each and every person or entity (other than the Purchasers) which is entitled to exercise registration rights with respect to any equity securities of the Company is subject to obligations of the kind contemplated by this Section 4(d)(4) which are at least as burdensome as those provided in this Section 4(d)(4).

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    (e)  Limitation on Requests.  Notwithstanding anything in this Section 4 to the contrary, no Investor may request a registration pursuant to this Section 4 within ninety (90) days of the effective date of any other registration statement filed by the Company with the SEC pursuant to this Section 4.

    (f) Unavailability for Form S-3. Notwithstanding anything to the contrary expressed or implied in this Agreement, if Form S-3 or any substitute form is not then available for the registration of such Registrable Shares that would otherwise have been proposed to be sold and distributed by such Investor or Investors pursuant to this Section 4, the Company shall be obligated to prepare and file a registration statement on Form S-1 at the written request or requests from any Investor or Investors given in accordance with Section 4(a) and the provisions of this Section 4 (other than Section 4(d)(2)) shall govern and apply to such request or requests and such registration on Form S-1.

    5.   OBLIGATIONS OF THE COMPANY.  Whenever the Company is required under
Section 2, 3 or 4 hereof to use commercially reasonable efforts to effect the registration of any of the Registrable Shares of the Investors, the Company shall, as expeditiously as reasonably possible:

         (a) Prepare (and afford counsel to the selling Investors reasonable opportunity to review and comment) and file with the SEC a registration statement with respect to such Registrable Shares and use commercially reasonable efforts to cause such registration statement to become and remain effective; provided, however that, except to the extent otherwise provided in Section 2 hereof, the Company shall in no event be obligated to cause any such registration to remain effective for more than 90 days;

         (b) Prepare (and afford counsel to the selling Investors reasonable opportunity to review and comment thereon) and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement;

         (c) Furnish to the selling Investors such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance

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    with Section 5(d) below) as the selling Investors may reasonably request in order to facilitate the disposition of such Registrable Shares;

         (d) Notify the Investors, at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in or relating to such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will promptly prepare (and, when completed, give notice to each Investor) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, the Investors will not offer or sell Registrable Shares until the Company has notified the Investors that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to the Investors (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to promptly prepare a prospectus amendment or supplement as above provided in this Section 5(d) and deliver copies of same as above provided in Section 5(c) hereof); and

         (e) Use commercially reasonable efforts to register and qualify such Registrable Shares under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate in the opinion of the Company and the managing underwriters, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and provided further that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which the Registrable Shares shall be qualified shall require that expenses incurred in connection with the qualification therein of the securities be borne by selling shareholders, then the selling Investors shall, to the extent required by such jurisdiction, pay their pro rata share of selling expenses.

    6. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this

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Agreement that the selling Investors shall furnish to the Company such information regarding them and the securities of the Company held by them as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Agreement.

    7. EXPENSES OF REGISTRATION. All expenses incurred in connection with a registration pursuant to this Agreement (excluding underwriting commissions and discounts and counsel fees of the selling Investors), including without limitation all registration and qualification fees, printing, and fees and disbursements of counsel for the Company, shall be borne by the Company; provided, however, that the Investors participating as selling shareholders in the second or third registration pursuant to Section 4 hereof during any calendar year shall pay all expenses incurred in connection with such registration(s) on a pro rata basis in accordance with the number of Registrable Shares which are included in such registration(s) by such Investors thereunder; and provided, further, that the Investors participating as selling shareholders in any registration(s) on Form S-1 pursuant to Section 4(f) hereof shall pay one-half of the expenses incurred in connection with such registration(s) and the Company shall pay the other half of such expenses.

    8. UNDERWRITING REQUIREMENTS; REDUCTION OF SHARES TO BE INCLUDED IN A REGISTRATION. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under
Section 3 hereof or otherwise to include the Registrable Shares of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company, and then only in such quantity as (without any reduction in the numbers of shares to be sold for the account of the Company) will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total number of shares of stock which all selling stockholders of the Company (including, without limitation, the selling Investors) request to be included in any offering exceeds the number of shares which the underwriters believe to be compatible with the success of the offering, the Company shall only be required to include in the offering so many of the shares of stock of the selling shareholders (including, without limitation, the selling Investors) as the underwriters believe will not (without any reduction in the number of shares to be sold for the account of the Company) jeopardize the success of the offering (the shares so included to be apportioned pro rata among the selling shareholders according to the total number of shares of Common Stock owned by said

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selling shareholders, or in such other proportions as shall mutually be agreed to by such selling shareholders).

    9. DELAY OF REGISTRATION. The Investors shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

    10. INDEMNIFICATION. In the event that any Registrable Shares of the Investors are included in a registration statement pursuant to this Agreement:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Investor, any underwriter (as defined in the Securities Act) for the Company, and each officer and director of such selling Investor or such underwriter and each person, if any, who controls such selling Investor or such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and will reimburse such selling Investor, such underwriter or such officer, director or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there were material misstatements or omission; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written

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    information furnished expressly for use in connection with such registration by the selling Investors, any underwriter for them or controlling person with respect to them.

         (b) To the extent permitted by law, each selling Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter for the Company (within the meaning of the Securities Act), and all other selling Investors against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, or underwriter may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by the selling Investor expressly for use in connection with such registration; and such selling Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other selling Investor in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there were material misstatements or omissions, provided, however, that the liability of each selling Investor hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any) received by such selling Investor from the sale of Registrable Shares covered by such registration statement, and provided, further, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Investor(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

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         (c)  Promptly after receipt by an indemnified party under this Section
    10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to notify the indemnifying party will not relieve him of any liability which he may have to any indemnified party otherwise other than under this Section 10.

    11. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the use of Section 4 hereof and the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Shares to the public without registration, the Company agrees to use commercially reasonable efforts: (i) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, (iii) as long as any Investor owns any Shares, to furnish in writing upon such Investor's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any such Shares without registration and (iv) undertake any additional actions reasonably necessary to maintain the availability of a registration statement on Form S-3, including any successor or substitute forms, or the use of Rule 144.

    12. LOCKUP AGREEMENT. Each Investor which, together with its affiliates, holds or owns (at the time of the written request of the Company or managing underwriter referred to below in this Section 12 or at any time during the 180 day period commencing on the effective date of the registration statement relating to such underwritten public offering of

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the Company's securities) of record or beneficially (within the meaning of
Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) five percent (5%) or more of the then issued and outstanding shares of common stock of the Company hereby agrees that, at the written request of the Company or any managing underwriter of any underwritten public offering of securities of the Company, such Investor shall not, without the prior written consent of the Company or such managing underwriter, sell, make any short sale of, loan, grant any option for the purchase of, pledge, encumber, or otherwise dispose of, or exercise any registration rights with respect to, any Shares during the 180 day period commencing on the effective date of the registration statement relating to such underwritten public offering of the Company's securities.

    13. TRANSFER OF REGISTRATION RIGHTS. None of the rights of any Investor under this Agreement shall be transferred or assigned to any person unless (i) such person is a Qualifying Holder (as defined below), and (ii) such person agrees to become a party to, and bound by, all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as Exhibit B hereto. For purposes of this
Section 13, the term "Qualifying Holder" shall mean, with respect to any Investor, (i) any partner thereof, (ii) any corporation or partnership controlling, controlled by, or under common control with, such Investor or any partner thereof, or (iii) any other direct transferee of at least 250,000 (subject to proportionate adjustment upon the occurrence of any stock split, stock dividend or reverse stock split of the Common Stock) Registrable Shares from such Investor. Notwithstanding anything in this Section 13 to the contrary, none of the rights or obligations of any Investor under this Agreement shall be transferred, assigned or delegated to any direct transferee of Registrable Shares from such Investor if and to the extent that the transfer of such Registrable Shares was effected pursuant to a "broker's transaction" within the meaning of Rule 144.

    14. ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

    15.  MISCELLANEOUS.

         (a) This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Majority Holders and the Company.

         (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, provided that the terms and conditions of Section 13 hereof are satisfied. This Agreement shall also be binding upon and inure to the benefit of any transferee of any of the Shares provided that the terms and conditions of Section 13 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Investor shall cease to own any Shares, all of such Investor's rights under this Agreement shall immediately terminate.

         (c) Any notices to be given pursuant to this Agreement shall be in writing and shall be given by certified or registered mail, return receipt request. Notices shall be deemed given when personally delivered or when mailed to the addresses of the respective parties as set forth on Exhibit A hereto, or to such changed address of which any party may notify the others pursuant hereto, except that a notice of change of address shall be deemed given when received.

         (d) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law will be inadequate, and each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and to such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

         (e) This Agreement may be executed in a number of counterparts, an of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.






                     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                        CUBIST PHARMACEUTICALS, INC.



                        By:  /s/Scott M. Rocklage
                           -------------------------------------
                           Scott M. Rocklage, President




                        INITIAL INVESTORS



                        H&Q HEALTHCARE INVESTORS



                        By: -------------------------------------
                            Name:
                            Title:



                        H&Q LIFE SCIENCES INVESTORS



                        By: ------------------------------------
                            Name:
                            Title:

                                                                      EXHIBIT A
                                                                      ---------
Name and Address of Initial Investors
-------------------------------------


H&Q Healthcare Investors
c/o Hambrecht & Quist Capital Management, Inc.
50 Rowes Wharf
Boston, MA 02110


H&Q Life Science Investors
c/o Hambrecht & Quist Capital Management, Inc.
50 Rowes Wharf
Boston, MA 02110

                                                                      EXHIBIT B
                                                                      ---------


                            CUBIST PHARMACEUTICALS, INC.

                              Instrument of Adherence

    Reference is hereby made to that certain Registration Rights Agreement, dated as of July [__], 1997, among Cubist Pharmaceuticals, Inc., a Delaware corporation (the "Company"), the Initial Investors and the Investor Transferees, as amended and in effect from time to time (the "Registration Rights Agreement"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Registration Rights Agreement.

    The undersigned, in order to become the owner or holder of [___________] shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company], hereby agrees that, from and after the date hereof, the undersigned has become a party to the Registration Rights Agreement in the capacity of an Investor Transferee, and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in, the Registration Rights Agreement that are applicable to Investor Transferees. This Instrument of Adherence shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution.

    Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts.



                         Signature:
                                   -----------------------------



Accepted:
CUBIST PHARMACEUTICALS, INC.



By:
   -------------------------------
Date:
     -------------------